Exhibit 99.1

Business Update

Handout

August 2007

August 14, 2007

EDISON INTERNATIONAL®

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2006 Form 10-K and subsequent reports filed with the Securities and Exchange Commission and available on our website: www.edison.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

1

EDISON INTERNATIONAL®

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Edison International’s management uses core earnings, which exclude earnings from discontinued operations and other non-core items, internally for financial planning and for analysis of performance. Edison International also uses core earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings results and outlook, as it allows them to more accurately compare the company’s ongoing performance across periods. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in the presentation.

2	EDISON INTERNATIONAL®

Second Quarter Highlights

Core earnings1 $0.73 per share up 33%; reported earnings of $0.29 per share impacted by non-core items

Results for Southern California Edison (SCE) on plan

Strong operating performance for Edison Mission Group (EMG)

Core earnings2 guidance increased from $3.05 - $3.45 to $3.24 - $3.59 per share on a higher outlook for EMG

SCE Update

Submitted regulatory filings for $1.8 billion Tehachapi transmission project (June) and $1.3 billion in capital investment for Edison SmartConnectTM (July)

Tendered 2009 General Rate Case notice of intent (July) with final application to be filed in November – consistent with 12%+ 2007-2011 rate base growth

DPV2 transmission project denied by Arizona Corporation Commission (ACC); SCE is evaluating its options on how best to advance the project

EMG Update

Strong operating performance and strengthening capacity market

Placed into service the largest wind project to date, Wildorado (161 MW), located in Texas

Additional wind projects placed into construction, turbine commitments increased, and development pipeline expanded

1	See second quarter segment highlights for reconciliation of core earnings to reported earnings.
2	See earnings guidance for reconciliation of core earnings guidance to total earnings guidance.
3	EDISON INTERNATIONAL®

Edison International - Value Drivers

EIX Integrated Platform

SCE Value Drivers

Strong customer and load growth

Tight system reserve margins keep focus on reliability Proposed $17 billion, 5-year capital investment plan1

51% - Expand and strengthen distribution system

25% - New transmission for system reliability and renewables

15% - San Onofre steam generators and other generation

8% - Edison SmartConnectTM metering program

1% - Five small generation units (“Peakers”) Strengthened regulatory framework

Three-year forward rate-setting

Cost of capital

Procurement cost recovery mechanisms Financial performance

Earning assets expected to grow 12%+ annually over the next five years from 2006 - 2011

EMG Value Drivers

Low-cost coal generation portfolio

Adjusted EBITDA exceeds $1 billion annually2 Strong operational and marketing/trading capabilities

Focus on optimizing and stabilizing merchant margins

Experienced/value-added trading capability Effective allocation of cash

New generation investments

Hedging collateral

Phased environmental compliance Diversify and grow the generation portfolio

Focus on development of non-coal projects with long-term contracts, regional diversity Renewables Thermal - natural gas IGCC

1 Subject to timely receipt of permitting, licensing and regulatory approvals. See SCE growth driver-investment for further information.

2 See Edison Mission Group - adjusted EBITDA for reconciliation to net income. 2007 adjusted EBITDA calculation based on mid-point of EMG guidance range.

4 EDISON INTERNATIONAL®

Southern California Edison (SCE)

An Investor-Owned Electric Utility

5	EDISON INTERNATIONAL®

SCE Value Driver – System Growth

SCE Growth1

New Meter Connections

87,708

90,000 83,979

77,437 75,626

80,000 73,204

70,000 63,463

60,000

50,000

2002 2003 2004 2005 2006 2007

Forecast

26,000 Peak Demand

22,889 23,517

21,934

22,000 20,136 20,762

18,821

MW 18,000

14,000

10,000

2002 2003 2004 2005 2006 2007

Forecast

SCE’s service territory has

4	of the 10 fastest growing counties in the nation2
5	of the 25 fastest growing cities in the nation3 New meter connections

Expect to be 75,626 in 2007

385,791 meters added in the past 5 years Home remodeling and population gains in high-temperature regions contribute to growth Peak Demand

In July 2006 peak demand 22,889 MW 4.4% growth from 2005 peak 10.2% higher than 2004 peak

Strong customer and load growth keeps statewide focus on the need to expand and strengthen the utility infrastructure

1	2007 figures projected for full-year.

2 LA, Riverside, San Bernardino and Orange counties. US Census Bureau data, in terms of population increase between 2000 and 2005.

3 Moreno Valley, Rancho Cucamonga, Irvine, Lancaster and Fontana. US Census Bureau data, in terms of population percentage increase between 2004 and 2005.

6	EDISON INTERNATIONAL®

SCE Value Driver – Reliability

State law requires that SCE serve 20% of its customers’ electricity needs with renewable energy by 2010

SCE’s current renewable portfolio (2006 data)

Renewable resources ~13 billion kWh

Represents ~17% of customer power deliveries

SCE’s 2010 renewable resources target ~16 billion kWh

Completed four renewable power solicitations to date; 2007 solicitation to be finalized by 2Q08

SCE – the nation’s leading renewable energy purchaser in 2006

Agreement with Alta Windpower Development LLC

Secures at least 1,500 MW of power, more than doubling SCE’s wind portfolio

The wind project, when completed, will be twice the size of the largest wind project in the

U.S.

Projects to be built in the Tehachapi area of CA

Expanded Geothermal Agreement with Calpine

SCE expanded agreement to purchase 225 MW of geothermal energy for 10 years

SCE entered into a new agreement for 714 MW of non-renewable capacity for 2008 – 2011

SCE signs largest wind energy contract in U.S. history & expands geothermal agreement

7	EDISON INTERNATIONAL®

SCE Value Driver - Reliability

All-Source RFO

Contracts totaling up to 3,450 MW were executed in January 2007

Contracts cover 2007 - 2011 and include energy and capacity

New all-source RFO seeking resources for 2008-2011 was launched in August 2007 and is expected to close in October 2007

New Generation RFO

Solicited up to 1,500 MW of new IPP generation -1,205 MW has been awarded

Summer 2007 Track

NRG received a 10-year PPA to provide 260 MW Project in-service in August 2007

Fast Track

On-line by August 2010

Blythe Energy and Competitive Power Ventures each received 10-year PPAs for 490 and 455 MW, respectively CPUC decision expected in September 2007

Standard Track

On-line by August 2013 Shortlist notification June 2007

Notification of successful offers in January 2008

In December 2007 the CPUC is expected to determine if additional procurement may be necessary in its upcoming Long-Term Procurement Plan decision

CPUC has provided cost recovery assurance

SCE leadership in securing long-term power needs

8 EDISON INTERNATIONAL®

SCE Value Driver – Reliability

SCE is committed to creating, transmitting and improving end-use efficiency of electricity in an environmentally responsible manner

During the past 5 years, SCE has –

Saved more than 4 billion kWh – enough energy to power 500,000 homes for an entire year

Reduced greenhouse gas emissions by more than 2 million tons – the equivalent of removing 250,000 cars from the road

During the next 2 years, SCE will –

Help customers save an additional 2 billion kWh, reducing greenhouse gas emissions by another 1 million tons

SCE offers a wide array of energy efficiency and demand response programs which offer financial incentives and/or other benefits for saving energy and shifting usage from on-peak periods

Time-of-Use (TOU) rates, load management programs and energy management systems (EMS) are some of the many programs offered

Regulatory mechanisms mitigate the revenue impact of changes in electricity sales

Recognized as a leader in energy efficiency by U.S. EPA & DOE

9 EDISON INTERNATIONAL®

SCE Growth Driver - Investment

Proposed Five-Year Capital Spending Plan $ Billions $5 $4 $3 $2 $1 $0 $2.4 $2.8 $3.9 $4.2 $4.0

2007 2008 2009 2010 2011

Forecast by Classification

Edison SmartConnectTM Generation Transmission Distribution Total1 $

1.3 2.8 4.3 8.9

17.3

%

8 16 25 51

100

Current Forecast by Proceeding

CPUC Rate Cases CPUC Project Specific FERC Rate Cases Total1 $

11.0 2.0 4.3

17.3

%

64 11 25

100

Five-year spending plan emphasizes infrastructure replacement, renewables transmission, demand growth and energy efficiency (e.g. Edison SmartConnectTM)

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast is as of March 2007 and includes about $600 million of capital spending for DPV2, the majority of which was expected to occur in 2008 & 2009. Arizona Corporation Commission (ACC) denied approval of the DPV2 project on May 30, 2007 and SCE is evaluating its options for the project. However, the denial may result in a delay of the project. Inclusion of Mountainview power plant in rate base per SCE 2009

GRC NOI not included (no material earnings impact).

10 EDISON INTERNATIONAL®

SCE Growth Driver - Investment

Forecast SCE Rate Base 2006-20111 $ Billions $21 $18 $15 $12 $9 $6 $3 $0

1 2

+

%

Compound

Annual

Growth

Rate $10.9 $11.7 $12.7 $14.5 $17.6 $20.4

2006 2007 2008 2009 2010 2011

Approved

2009 GRC

Rate base growth provides foundation for strong SCE earnings and cash flow growth while meeting customer service and infrastructure objectives

1 Includes impact of 2006 CPUC and 2006 FERC GRC decisions and forecasted rate base for FERC (2007-2011) and CPUC (2009-2011) which are subject to timely receipt of permitting, licensing and regulatory approvals. Forecast is as of March 2007 and includes about $600 million of capital spending for DPV2, the majority of which was expected to occur in 2008 & 2009. Arizona Corporation Commission (ACC) denied approval of the DPV2 project on May 30, 2007 and SCE is evaluating its options for the project. However, the denial may result in a delay of the project. Inclusion of Mountainview power plant in rate base per

SCE 2009 GRC NOI not included (no material earnings impact).

11 EDISON INTERNATIONAL®

SCE Value Driver - Capital Investment

Tehachapi transmission line to interconnect up to 4,500 MW of generation

New transmission needed to strengthen system reliability and access economical power

NEVADA

CALIFORNIA

Midway (PG&E)

Santa Clarita

Pardee

Los Angeles

Tehachapi Windhub

Antelope

Palmdale

Vincent

SCE Service Territory

Las Vegas

Eldorado

Lugo

Rancho Vista Mira Loma

Serrano

Valley

Santa Ana

Mohave

Devers

Palm Springs

ARIZONA

Phoenix

Palo Verde

San Diego

Existing 500kV

DPV2 & Rancho Vista 500kV

Tehachapi Segments 1-3 500kV Tehachapi Segments 4-11 500kV

Project Name

Renewables

Tehachapi Segments 1 - 3 Tehachapi Segments 4 - 11 Other Renewable Projects

Total Renewables

Reliability

Rancho Vista Substation Other Reliability Projects

Total Reliability

Economics

DPV2

GRAND TOTAL

Phase

Licensing Ending2 Licensing Starting Licensing Starting

Construction Various

Licensing Ending3

In-Service

2008 - 2009 2011 - 2013 Various

2009 Various

2009

2007-2011 (Millions)1

255 1,504 343

2,102

213 1,351

1,564

587

4,253

SCE leadership in new transmission to support system reliability and renewable energy

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast is as of March 2007.

2 CAISO, CPUC approvals received; USFS approval for Segment 1 pending.

3 CAISO, CPUC, USFWS and Arizona Siting Commission approvals received. Arizona Corporation Commission (ACC) denied approval of the DPV2 project on May 30, 2007 and SCE is evaluating its options for the project. However, the denial may result in a delay of the project.

12 EDISON INTERNATIONAL®

SCE Value Driver – Capital Investment

Five “Black Start” Peakers

Initiated in August 2006 at the CPUC’s request

Capital Investment forecast at $275 million – $179 million spent or firmly committed through June 30

Four of five units were placed online in August 2007

Oxnard peaker permit denied by the City of Oxnard; SCE is appealing to Coastal Commission and expects a decision in 4Q07

San Onofre Nuclear Generation Station

2,150 MW total (SCE share 78.21%)

Unit 2 SGR in service 2010 and Unit 3 SGR in service 2011

$0.5 billion – SGR project costs (SCE share) for 2007-2011

SCE responds to peak demand with up to 225 MW in new peaker capacity

CPUC approved SONGS 2 & 3 steam generator replacement

13 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

SCE Value Driver – Edison SmartConnect™

2005	2006	2007	2008	2009	2010	2011	2012	2013

Current Schedule[1]: Design Phase | Pre-Deployment Phase | Deployment Phase

Schedule

- Pre-deployment, which began in January 2007, included field testing with 5,000 homes and small businesses
- Field testing is underway in the summer of 2007 under $45 MM Phase II CPUC authorization granted in July 2007
- Phase III application filed July 2007 to deploy to 5.3 million residential and small commercial customers between 2008 – 2012; total cost estimate $1.7 billion, of which $1.3 billion is capital cost to be included in rate base[1]
- Edison SmartConnect™ has the potential to reduce peak power consumption by as much as 1,000 MW

Vendor Candidates

- eMeter to provide the meter data management system to support customer billing, energy information and utility operations
- Corix Utilities selected to provide meter installation services
- IBM will serve as the system integrator for Edison SmartConnect™, managing the development and integration for the network management and meter data management system
- Meter Candidates: Itron, Landis + Gyr
- Communications Infrastructure Candidates: Cellnet, Itron, Sensus

SCE leadership in advanced metering infrastructure

1 Subject to CPUC Approval.

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EDISON INTERNATIONAL®

Constructive Regulatory Environment

Rate Base

General Rate Case (GRC) provides three-year forward looking rate-setting mechanism based on forecast spending; affirmed twice

2006 GRC Decision approved majority of capital requests and operating expenses 2006 GRC Decision results in increased depreciation providing annual cash flow of about $1 billion for 2006-2008 Tendered 2009 GRC Notice of Intent in July 2007 with final application to be filed in November 2007

Investors’ Return

11.6% return on common equity (ROCE) approved through 2007 11.8% ROCE requested May 2007 in 2008 Cost of Capital application to be effective January 2008 (subject to CPUC review and approval)

Energy Efficiency

CPUC preliminary decision on energy efficiency economic savings sharing issued in August 2007; final decision expected in September 2007

Procurement Cost

Energy Resources Recovery Account (ERRA) and related Trigger Mechanism provides timely recovery of procurement costs and mitigates energy price exposure

Customer Rates

Rate increases expected in base rates (i.e. GRC) as the results of new rate base growth. 2008 generation rates to increase due to the projected reduction in ERRA over collections.

California’s regulatory framework has been strengthened to support growth and reliability needs, and mitigate risks of volatile commodity prices

15 EDISON INTERNATIONAL®

Edison Mission Group (EMG)

A Competitive Power Generation Company

16 EDISON INTERNATIONAL®

EMG Growth Driver – Operating Platform

Washington Iowa Minnesota Illinois

Natural Gas 70 MW

Wind 145 MW

Wind 75 MW/70 MW (UC)

Natural Gas 305 MW

Coal 5,613 MW

Wyoming

Wind 61 MW (UC) Pennsylvania

Coal 1,884 MW

Wind 67 MW (UC)

California

Natural Gas 964 MW West Virginia

Coal 40 MW

EMG Generation Fuel Mix1

MW %

Coal 7,537 79%

Natural Gas 1,339 14%

Wind 471 5%

New Mexico Oklahoma Texas Other 153 2%

Wind 90 MW

Wind 95 MW (UC)

Wind 161 MW

9,500 100%

1 Excludes 293 MW wind projects under construction (UC); natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Data as of June 30, 2007.

17 EDISON INTERNATIONAL®

EMG – Key Value Drivers

Low-cost coal generation driver for strong EBITDA

EMG adjusted EBITDA in excess of $1 billion for last two years, also forecasted for 20071

Strong operational and marketing/trading capabilities

Effective management of fuel, transportation, and emissions to protect gross margins

More efficient and expanding market/hedging opportunities

Experienced/value adding trading business

Long-term environmental plan for Midwest Generation

Financial flexibility with simplified capital structure

EMG liquidy2 – $2.3 billion as of June 30, 2007

Recent financing eliminates near-term maturities and high interest rate notes

Expanding capital expenditures – $1.9 billion estimated through 2009

Expansion and diversification goals

Larger scale and operational efficiencies

Greater diversification of generation technology and fuel type

Bias towards development, contract vs. merchant, low emission technologies

Focus areas – renewables, natural gas, IGCC

1 See Edison Mission Group – adjusted EBITDA for reconciliation to net income. 2007 adjusted EBITDA calculation based on mid-point of EMG guidance range.

2	See EMG liquidity profile.

18 EDISON INTERNATIONAL®

Midwest Generation – Operating Performance

YTD 2007 vs. YTD 2006

Generation up 16%

Capacity and load factors increased on higher off-peak sales

Availability and forced outage rates in line with plan

YTD YTD

Operating Statistics 07 06

Total Generation (GWh) 14,756 12,738

Equivalent Availability 74.7% 76.4%

Capacity Factor 60.5% 52.3%

Load Factor 81.1% 68.4%

Forced Outage Rate 6.0% 5.0%

All-in average realized price increased by about $6 per MWh YTD compared to the same period last year

All-in Average Realized Prices1

$ 60

$ 53.53

$ 52.81

$ 47.93

$ 46.85

$ 40

$ 39.71

$ 39.68

$/MWh

$ 34.51

$ 33.71

$ 20

$ 13.42

$ 13.82

$ 13.14

$ 13.13

$ 0

2Q 06 2Q 07 YTD 06 YTD 07

Average realized gross margin ($/MWh)2 Average fuel and emission costs ($/MWh)

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.

19 EDISON INTERNATIONAL®

Homer City – Operating Performance

YTD 07 vs. YTD 06

Generation up 20%

2006 availability and forced outage rates impacted by the Unit 3 transformer failure

2007 operating performance in line with plan

YTD YTD

Operating Statistics 07 06

Total Generation (GWh) 6,453 5,387

Equivalent Availability 85.0% 73.1%

Capacity Factor 78.7% 65.7%

Load Factor 92.6% 89.9%

Forced Outage Rate 3.9% 22.8%

All-in average realized price increased by over $8 per MWh YTD compared to the same period last year

All-in Average Realized Prices1

$ 60 $ 56.44 $ 58.14

$ 48.61 $ 49.55

$ 40 $ 34.82 $ 36.42

$ 24.48 $ 25.52

$/MWh

$ 20

$ 24.13 $ 21.62 $ 24.03 $ 21.72

$ 0

2Q 06 2Q 07 YTD 06 YTD 07

Average realized gross margin ($/MWh)2

Average fuel and emission costs ($/MWh)

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.

20 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

EMG Hedge Program Status

Hedge Program Status at June 30, 2007	Remainder of 2007	2008	2009
Midwest Generation			
Energy Only Contracts			
GWh	8,250	10,838	2,048
Average price/MWh	$48.07	$61.38	$60.00
Load Requirements Services Contracts			
Estimated GWh	4,072	5,613	1,632
Estimated average price/MWh	$64.35	$64.01	$63.65
Total Estimated GWh	12,322	16,451	3,680
Coal under contract (millions of tons)[1]	9.2	14.6	11.7
Homer City			
Megawatt hours (in GWh)	3,820	7,232	2,048
Average price ($/MWh)	$64.29	$60.85	$71.05
Coal under contract (millions of tons)[1]	2.7	4.3	3.5

1 The amount of power sold is a portion of the retail load of the purchasing utility and can vary significantly with variations in that retail load. Retail load depends upon a number of factors, including the time of day and year, and the utility's number of new and continuing customers. Estimated MWh have been forecast based on historical patterns and on assumptions regarding the factors that may affect retail loads in the future. The actual load will vary from that used for the above estimate, and the amount of variation may be material.

2 The average price per MWh, which is subject to a seasonal price adjustment, represents the sale of a bundled product that includes, but is not limited to, energy, capacity and ancillary services. Also, Midwest Generation will incur charges from PJM as a load-serving entity. Thus, the average price per MWh is not comparable to the sale of power under an energy only contract. The average price per MWh represents the sale of the bundled product based on an estimated customer load profile.

21

EDISON INTERNATIONAL®

EMG Capacity Sales

Status at July 27, 2007 July 1, 2007—May 31, 2008 June 1, 2008—May 31, 2009

Midwest Generation Homer City Midwest Generation Homer City

Megawatts except price per MW-day

INSTALLED CAPACITY 5,918 1,884 5,918 1,884

Less: Net capacity held due to load requirements

services contracts1, and retained for outages (2,793) (228) (1,755) (183)

NET CAPACITY AVAILABLE FOR SALE 3,125 1,656 4,163 1,701

Fixed Price Capacity Sales

RPM Auction Process

– Net Capacity Sold 2,625 786 3,283 820

– Price per MW-day $ 40.80 $ 40.80 $ 111.92 $ 111.92

Non-unit Specific Capacity Sales

– Net Capacity Sold 500 — 880 —

– Price per MW-day $ 21.29 $ — $ 64.35 $ —

Variable Capacity Sales

Third Party Transaction

– Capacity — 870 — 881

– Price per MW-day 2 $ — $ 69.39 $ — $ 72.56

TOTAL CAPACITY SOLD 3,125 1,656 4,163 1,701

AVERAGE PRICE PER MW-DAY $ 37.68 $ 55.82 $ 101.86 $ 91.53

1	Load requirements services contracts include energy, capacity and ancillary services.

2 Actual contract price for Homer City sale is a function of NYISO capacity auction clearing prices. Capacity price per MW-day is based on forward over-the-counter NYISO prices at July 27, 2007.

22 EDISON INTERNATIONAL®

EMG - Operational, Marketing and Trading Capabilities

Maximize forward sales opportunities as markets evolve

Originally focused on bilateral agreements

Market transitioning to bilateral agreements without collateral requirements

Illinois Auction (winning supplier: 17- and 29- month tranches)

Expanding trading and hedging footprint beyond PJM

RPM settlement provides new option to sell capacity EMMT provides opportunistic trading revenues

Leverage knowledge gained from managing merchant coal fleet

Trading primarily transmission congestion products and electricity basis spreads Controls on types and sizes of exposures

Allowed products and region (large majority of positions are low risk congestion contracts)

VaR, volumetric, duration and credit limits

200 150 100 50 0 $23 $195 $130

2004 2005 2006

EMMT Trading Revenue ($ MM pre-tax)

Edison Mission Marketing and Trading provides significant incremental income from trading activity

23 EDISON INTERNATIONAL®

EMG Growth Driver – Recapitalization

$ 2.7 billion EMG refinancing

Favorable market conditions

Enhanced financial flexibility

Moves refinancing risk past environmental spending period

Simplifies capital structure

Facilitates longer-term hedging

Expands liquidity

Tender premium and other non-core1 costs: $0.45 per share

Interest savings: $0.07 per share in 2007, $0.11 per share annualized

2007 Edison Mission Energy Debt Financing

$1,200,000,000 7.00% Senior Notes due 2017

$800,000,000 7.20% Senior Notes due 2019

$700,000,000 7.625% Senior Notes due 2027

1	See second quarter segment highlights for reconciliation of core earnings to reported earnings.

24 EDISON INTERNATIONAL®

EMG – Midwest Gen Environmental Agreement

Comprehensive agreement addresses mercury, NOx, and SO2 emissions

Achieves specified emission reductions through retrofits or unit shutdowns

Mercury – 90% removal by 2015

NOx – emissions of 0.11 lbs. per million Btus by 2011 (66% reduction)

SO2 – emissions of 0.11 lbs. per million Btus by 2019, with interim step downs (78% reduction)

Helps continue good relationships with key constituents and regulators and supports growth

Agreement supported by Gov. Blagojevich, City of Chicago, and several influential environmental and community groups

Illinois EPA assistance with IGCC and wind development, permit approvals

Emission credit selling allowed

Agreement filed under Illinois State Implementation Plan of CAIR

Provides reasonable certainty of amount & timing of emission reductions through 2018

25 EDISON INTERNATIONAL®

EMG – Environmental Compliance

MWG Compliance Plan

Phase 1 – Reduction of Mercury Emissions

Installation of Activated Carbon Injection (ACI) technology by July 2009

Estimated cost approx. $60 million

Phase 2 – Reduction of NOx Emissions

Installation of primarily Selective Catalytic Reduction (SCR) systems by the end of 2011

Estimated cost approx.2 $450 million

Phase 3 – Reduction of SO2 Emissions

Flue Gas Desulfurization (FGD) technology

Estimated cost $2.2 – $2.9 billion

Shutdown of Small Units

Waukegan 6 (100 MW) – by end of 2007

Will County 1 & 2 (310 MW) – by end of 2010

Homer City Compliance Plan

PA State Implementation Plan for CAMR and CAIR adopted

Homer City will comply with 2010 phase of mercury requirements by installing ACI on Units 1 & 2

Evaluating compliance approaches for 2015 phase

EMG environmental compliance plan allows assessment of market conditions before incurring capital expenditures

Note: Cost estimates are in 2006 dollars.

26 EDISON INTERNATIONAL®

EMG – Wind Energy Development Strategy & Portfolio

Wind Energy Development Strategy

Strategic Importance to Growth Plan

Contributes to portfolio diversification

Objective is to attain national scope and leadership scale

Leverages successful wind energy experience to date

Wind Project Portfolio & Development Pipeline

Wind Energy Provides Attractive Opportunities

Growing RPS requirements and national desire for renewables

Production tax credits

Accelerated depreciation (MACRS) over 5 yrs.

Mainly long-term contracts for output

Projects1 No. of Projects MW

In-Service 10 471

Under Construction 4 293

Total Projects 14 764

Development Pipeline2 31 3,103

Turbines

Purchased and under option 1,414

1	Data as of June 30, 2007; turbines purchased or committed to support development pipeline
2	Owned or under exclusive agreements.

Pipeline of over 3,100 MWs under exclusive development agreements

Extensive prospect list supports further growth of development pipeline

Purchased and option for 1,414 MW of turbines for 2007—2009 delivery

27

EDISON INTERNATIONAL®

EMG Wind Projects and Pipeline

Nebraska Iowa Minnesota

Pipeline 100 MW In-Service 145 MW In-Service 75 MW

Pipeline 200 MW Construction 70 MW

Wyoming Pipeline 169 MW

Construction 61 MW

Pipeline 80 MW

Utah

Pipeline 90 MW

Oklahoma

Construction 95 MW

Pipeline 300 MW

Nevada

Pipeline 315 MW

New Mexico

In-Service 90 MW

Pipeline 60 MW

Texas

In-Service 161 MW

Pipeline 630 MW

Wisconsin Maine

Pipeline 100 MW Pipeline 54 MW

Illinois Pennsylvania

Pipeline 390 MW Construction 67 MW

Pipeline 60 MW

New York

Pipeline 130 MW

Maryland

Pipeline 80 MW

West Virginia

Pipeline 345 MW

EMG Wind Portfolio1

MW

In-Service 471

Construction 293

Development Pipeline 3,103

Turbines (not shown) 1,414

~3,100 MW development pipeline in 16 states

1	Data as of June 30, 2007; turbines purchased or committed to support development pipeline.

28 EDISON INTERNATIONAL®

EMG Growth Driver - Thermal

Natural Gas-Fired Generation

Thermal development (1,000 MW)

Walnut Creek and Sun Valley, CA opportunities (500 MW each) in permitting and engineering stage - SCE and other potential customers Potential acquisitions of assets or portfolios

Will be selective and disciplined

Some regions showing developing capacity markets and higher spark spreads

Assets complement marketing and trading skills

IGCC with Carbon Sequestration

Carson Hydrogen Project (400-450 MW)

Joint Venture with BP at their Carson City refinery

Confirming project economics and CO2 requirements

Target operating date 2012 - 2013

Other opportunities in early stage development

29 EDISON INTERNATIONAL®

Appendix

30 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

Second Quarter Financial Results

Reconciliation of Core Earnings to Reported Earnings

Core Earnings	2Q 07	2Q 06	Var.
SCE	$ 0.44	$ 0.47	$ (0.03)
EMG	0.30	0.10	0.20
EIX Holding Co.	(0.01)	(0.02)	0.01
Core EPS	**$ 0.73**	**$ 0.55**	**$ 0.18**
Non-Core Items			
SCE	$ —	$ 0.25	$ (0.25)
EMG	(0.44)	(0.26)	(0.18)
Total Non-Core	**$ (0.44)**	**$ (0.01)**	**$ (0.43)**
Basic EPS	**$ 0.29**	**$ 0.54**	**$ (0.25)**
Diluted EPS	**$ 0.28**	**$ 0.54**	**$ (0.26)**

Core Earnings Variances

SCE

Primarily due to the catch-up adjustment upon receipt of the 2006 GRC decision in May of last year, partially offset by the favorable resolution of an outstanding state income tax issue -0.03

EMG

Midwest Generation
Primarily higher energy margin, driven by higher generation and higher average realized prices, and lower net interest expense, partially offset by higher planned maintenance costs +0.12

Homer City
Higher energy margin, driven by higher generation and higher average realized prices, offset by higher planned maintenance costs in 2007 and estimated insurance recovery in 2006 related to Unit 3 outage –

Edison Capital
Gains on global infrastructure fund investments, lower taxes and other +0.07

Other +0.01

Non-Core Variances

SCE 2006 includes the resolution of an outstanding issue involving a portion of revenue collected during 2001-2003 related to state income taxes. -0.25

EMG Results include per share charges of $0.45 and $0.27 for early debt extinguishment in 2Q 07 and 2Q 06, respectively, and $0.01 from discontinued operations in both periods. -0.18

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EDISON INTERNATIONAL®

Leading the Way in Electricity℠

Year-to-Date Financial Results

Reconciliation of Core Earnings to Reported Earnings

Core Earnings	YTD 07	YTD 06	Var.
SCE	$ 0.90	$ 0.84	$ 0.06
EMG	0.78	0.32	0.46
EIX Holding Co.	(0.05)	(0.06)	0.01
Core EPS	**$ 1.63**	**$ 1.10**	**$ 0.53**
Non-Core Items			
SCE	$ 0.10	$ 0.25	$ (0.15)
EMG	(0.44)	(0.03)	(0.41)
Total Non-Core	**$ (0.34)**	**$ 0.22**	**$ (0.56)**
Basic EPS	**$ 1.29**	**$ 1.32**	**$ (0.03)**
Diluted EPS	**$ 1.29**	**$ 1.32**	**$ (0.03)**

Core Earnings Variances

SCE

Mainly due to higher revenue associated with the GRC decision and lower taxes from the favorable resolution of an outstanding state income tax issue +0.06

EMG

Midwest Generation +0.25
Primarily higher energy margin, driven by higher generation and higher average realized prices, and lower net interest expense, partially offset by higher planned maintenance costs

Homer City +0.13
Primarily higher energy margin, driven by higher generation and higher average realized prices, partially offset by higher planned maintenance costs in 2007 and estimated insurance recovery in 2006 related to Unit 3 outage

Edison Capital +0.08
Predominantly gains on global infrastructure fund investments

Non-Core Variances

SCE YTD 07 $0.10 reflecting progress made with the IRS related to the income tax treatment of certain environmental remediation costs; YTD 06 $0.25 related to the resolution of an outstanding issue involving a portion of revenue collected during 2001-2003 related to state income taxes -0.15

EMG YTD 07 and YTD 06 include ($0.45) and ($0.27) per share for early debt extinguishment charges, and $0.01 and $0.24 per share primarily from proceeds from discontinued operations related to Lakeland, respectively. -0.41

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EDISON INTERNATIONAL®

Earnings Guidance

Reconciliation of Core Earnings Guidance to Total Earnings Guidance

2007 Guidance Effective 05/09/07 2007 Guidance Updated 08/09/07

Core EPS

Southern California Edison $ 1.97—$ 2.07 $ 1.97—$ 2.07

Edison Mission Group 1.21—1.51 1.40—1.65

EIX Holding Company (0.13) (0.13)

Core $ 3.05—$ 3.45 $ 3.24—$ 3.59

Non-Core Item1

Southern California Edison 0.10 0.10

Edison Mission Group (0.45) (0.44)

Total Non-Core Items (0.35) (0.34)

Total $ 2.70—$ 3.10 $ 2.90—$ 3.25

1 2007 non-core items reflect refinancing costs of ($0.45) for EMG and a tax benefit of $0.10 for SCE. The 2007 guidance effective 08/09/07 also reflects $0.01 from discontinued operations.

33 EDISON INTERNATIONAL®

Edison Mission Group - Adjusted EBITDA

Reconciliation to Net Income ($ Millions)

Net Income Add back (Deduct):

Cumulative effect of change in accounting, net of tax Discontinued operations Income (loss) from continuing operations Interest expense Interest income Income taxes Depreciation and amortization

EBITDA

Production tax credits2 Discrete items:

Loss on lease, asset impairment and other Impairment of equity method investment Gain on sale of assets Loss on early extinguishment of debt

Adjusted EBITDA

2005 Actual $ 443

1

(30) 414 435 (74) 163 147 1,085 8

7 55

\

25 $ 1,180

2006 Actual $ 432

(1)

(97) 334 409 (118) 154 157 936 17

\ \

(22) 146 $ 1,077

2007 Forecast $ 3541

\

(5) 349 329 (82) 127 175 898 30

\ \ \

241 $ 1,169

Note: EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments.

1 Represents the mid-point of the EMG guidance range.

2 Production tax credits (PTC) are after tax numbers.

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EDISON INTERNATIONAL®

EMG Liquidity Profile

Available Liquidity

Sources ($ Millions) 12/31/06 6/30/07

EME Revolver $ 473 $ 522

MWG Revolver 495 467

Cash & Short term investments1 2,181 1,321

$ 3,149 $ 2,310

$1.1 billion of credit facilities between MWG and EME

1 Excludes $73 million and $192 million of cash collateral held by counterparties at 12/31/06 and 6/30/07, respectively.

35 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

EMG – Capital Expenditures

Planned Expenditures[1]


July 2007 – 2009
Plant/Corporate Capex Plan
Environmental Plan
Growth Commitments
$ Millions
650
325
0
2007
2008
2009

Total $1,883 Million

Potential Expenditures (2007 – 2009)

- Additional growth opportunities
- Additional wind turbines
- Balance of plant costs for purchased wind turbines

Potential Expenditures After 2009

- Midwest Generation environmental spending plan
- Evaluating FGD installation at Homer City
- Additional growth opportunities

1 EME expects to make substantial investments in new projects during the next three years. As of June 30, 2007, EME had a development pipeline of potential wind projects with an installed capacity of approximately 3,100 MW (the development pipeline represents potential projects which EME either owns the project rights or has exclusive negotiation rights). Completion of these projects is dependent upon a number of items which may include, depending on the project's status, completion of a power sales agreement, permits, an interconnection agreement or other agreements necessary to start construction. Additional projects may from time to time be added to the development pipeline, and there is no assurance that the projects included in the development pipeline currently or added in the future will lead to the successful completion of a wind project.

36
EDISON INTERNATIONAL®